1 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) NON-EMPLOYEE DIRECTORS’ RESTRICTED STOCK UNIT PROGRAM 1. Purpose. The purpose of this Exelon Corporation Non-Employee Directors’ Restricted Stock Unit Program (the “Program”) is to set forth certain provisions which shall be deemed a part of, and govern, compensation awards of Restricted Stock Units granted by Exelon Corporation, a Pennsylvania corporation (the “Company”), on or after January 1, 2026 to non-employee directors of the Company pursuant to the Exelon Corporation 2020 Long Term Incentive Plan (the “Plan”) and to provide such non-employee directors with an opportunity to defer payment of all or a portion of such Restricted Stock Units. 2. Definitions. Except as otherwise defined herein, the defined terms used in this Program shall have the meanings set forth below or in the Plan: “Account” means the Company’s record established pursuant to Section 5, which reflects the number of RSUs credited to a Participant under the Program. “Beneficiary” means the person(s) designated by a Participant to receive any benefits payable under this Program after the Participant’s death; provided, however, that, for a Participant who has selected a beneficiary under the Exelon Non-Employee Directors’ Deferred Stock Unit Program (the “DSU Program”), the Beneficiary shall be the Participant’s beneficiary under the DSU Program and the Participant shall have no right to select a different Beneficiary for this Plan. A recordkeeper appointed by the Company’s Secretary shall provide a form (electronic or otherwise) for this purpose. If the Participant is not survived by a designated Beneficiary, the Participant’s Beneficiary shall be the Participant’s estate. If one or more Beneficiaries survive the Participant, but all designated Beneficiaries die before the entire balance payable under this Program has been distributed, any remaining balance shall be distributed to the estate of the last surviving Beneficiary. Subject to the foregoing restriction related to DSU Program participants, a Participant may change his or her Beneficiary designation at any time until his or her death by filing a written (including electronic) Beneficiary Designation Form with the recordkeeper, in such manner specified by the recordkeeper. “Board” means the Board of Directors of the Company. “Code” means the Internal Revenue Code of 1986, as amended. “Committee” means the Corporate Governance Committee of the Board, or such other Committee appointed by the Board or, if no such Committee is currently appointed, the Secretary of the Company. “Common Stock” means Common Stock as defined in the Plan. “Company” means Exelon Corporation and any successor thereto. “Deferred RSU” means an economic unit equal in value to one share (or fraction thereof) of Common Stock that is received pursuant to the Program and is deferred in accordance with the terms herein. “Director” means a member of the Board who is not an employee of the Company or any of its subsidiaries or other entities controlling or controlled by it. “Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. “Dividend Date” means the date on which any quarterly dividend declared by the Board on the Common

2 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) Stock is paid to shareholders. “Dividend Equivalent” means an amount determined by multiplying the number of RSUs credited to a Participant’s Account on the record date for the payment of a dividend on the Common Stock, by (i) the per share amount of a cash dividend, (ii) the per share Fair Market Value of any stock dividend, or (iii) the per share fair market value (as determined by the Committee) of any dividend in consideration other than cash or Common Stock, paid by the Company on its Common Stock with respect to such dividend record date. “Effective Date” means January 1, 2026. “Fair Market Value” of Common Stock means the closing sales price thereof on the national securities exchange or quotation service through which the Common Stock is listed or traded on the day on which Fair Market Value is being determined. In the event that there are no Common Stock transactions on the national securities exchange or quotation service through which the Common Stock is listed or traded on such day, the Fair Market Value will be determined as of the immediately preceding day on which there were Common Stock transactions. “Participant” means any Director who is eligible to participate in the Program under Section 4. An individual shall remain a Participant until that individual has received full distribution of any amount credited to the Participant’s Account. “RSU” means a Restricted Stock Unit as defined in the Plan. “Separates from Service” or “Separation from Service” means the Director’s termination of service as a member of the Board (and the board of directors of all subsidiaries, if applicable) for any reason other than death. A Separation from Service shall be determined in accordance with Section 409A of the Code and shall be deemed to have occurred when the Director’s service to the Company ceases, without reference to any compensation continuation arrangement that may be applicable. “Unit Value” means, at any time, unless otherwise specified in the Program, the value of each Unit granted under the Program, which value shall be equal to the Fair Market Value of a share of Common Stock on such date. 3. Administration. The Plan shall be administered by the Company’s Secretary or his or her designee, or such other individual or individuals as designated by the Committee. The Secretary shall interpret the Plan and establish such rules and regulations of plan administration that he or she deems appropriate. The Secretary may delegate ministerial functions of administration to employees of Exelon or to a third-party recordkeeper. 4. Participation. Each Director of the Company shall become a Participant in the Program on the later of (i) the Effective Date or (ii) for individuals who become Directors after the Effective Date, the date such individual is first awarded an RSU under this Program. 5. Award of Units. 5.1 Award of Units. The Committee will determine an annual value that shall be used for calculating the total number of RSUs awarded to Participants (the “Annual Award Value”). On the date of the Company’s annual meeting of shareholders each year or such other date determined by the Board, each Participant who is a Director on that date shall be granted an award of a number of RSUs equal to the Annual Award Value divided by the Fair Market Value of a share of Common Stock. The Fair Market Value shall be the closing price of the Common Stock on the date awards are granted. Such awarded RSUs shall be credited to each Participant’s Account as specified in Section 5.3 below. The Board may review the Annual Award Value under this Section 5.1 periodically and amend the Program to adjust such award if and to the extent appropriate. For any Participant who is elected to the Board for the first time at any time of the year other than at the annual shareholder meeting, the award shall be prorated accordingly.

3 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) 5.2 Dividend Equivalents. From the date of grant of each RSU award to a Participant until the Participant’s Account has been fully distributed, the Company shall credit to each Participant’s Account on each Dividend Date, a number of RSUs equal to (i) the Dividend Equivalent for such dividend payment date, divided by (ii) the Fair Market Value of a share of Common Stock on such Dividend Date. 5.3 Vesting and Forfeiture. Except as otherwise provided herein, each RSU award shall fully vest on the first anniversary of the grant date, subject to the Participant’s continuous service as a director of the Company through the earlier of (i) the last day immediately preceding the first annual shareholder’s meeting occurring after the grant date or (ii) the first anniversary of the grant date (the “Vesting Date”). Vested RSU awards, along with Dividend Equivalents earned on such awards, shall be deposited to a brokerage account administered by the Plan recordkeeper or an affiliate thereof. As specified by Section 8.5, Exelon may reduce the number of shares distributed to the extent necessary to withhold applicable taxes. In the event a Participant dies or becomes Disabled prior to the Vesting Date, any unvested RSU award shall immediately vest and, if not deferred, be deposited into the brokerage account described in this Section 5.3 or, if deferred, distributed in accordance with Sections 7.4 and 7.5. If the Participant Separates from Service prior to the Vesting Date, and does not die or become Disabled, any unvested RSU award shall be forfeited. 5.4 Adjustments. In the event of any equity restructuring, change in corporate capitalization, corporate transaction or change in control, the number of Units credited to Participants’ Accounts shall be appropriately adjusted by the Committee as set forth in Sections 6.7 and 6.8 of the Plan. Any adjustments determined by the Committee shall be final, binding and conclusive. If and to the extent that any such change in the number of shares of Common Stock outstanding is effected solely by application of a mathematical formula (e.g., a 2-for-1 stock split), the adjustment described in this Section 5.4 shall be made and shall occur automatically by application of such formula, without further action by the Committee. 6. Election to Defer RSU Awards. 6.1 Manner and Amount of Deferral Election. A Participant may elect to defer receipt of all or a specified portion of his or her RSU award pursuant to a form (electronic or otherwise) provided by the recordkeeper (an “Election Form”). Notwithstanding the foregoing, as specified in Section 8.5, Exelon may limit the percentage a Director elects to defer to the extent necessary to withhold applicable taxes. 6.2 Initial Election. A Participant may elect to defer RSU awards at such time or times during the calendar year as permitted by the Committee (or its delegate). Such election shall be effective for the calendar year of service following the year in which the Election Form is filed. A non-employee director who first becomes eligible to participate in the Program (including any other plan that is required to be treated as a single plan with the Program under Section 409A) after the first day of any calendar year shall be permitted to make the election described in this Section 6 not later than 30 days after becoming eligible to participate in the Program, provided that such election shall apply only to RSUs that are awarded to such non-employee director for periods of service commencing after the date that such Election Form is filed. An Election Form will only apply to one calendar year. A Participant must make a new deferral election with respect to each year that the participant decides to defer RSU awards. If a director does not submit an Election Form by the applicable deadline for a year, they shall be deemed to have elected not to defer compensation earned in such calendar year under this Program. An Election Form shall be irrevocable after the applicable deadline for a year, except as provided otherwise in Section 6.3. 6.3 Changes to Elections. A Participant may elect to change the time and/or method of his or her distributions payable under the Program in accordance with procedures prescribed by the Committee; provided that, in accordance with Section 409A of the Code, any such change in a distribution election (i) shall not be effective until 12 months after it is submitted to the recordkeeper, (ii) must be submitted to the recordkeeper at least 12 months prior to the date on which such distributions were previously scheduled to commence, and (iii) must provide for distributions to commence at least five years after the date on which such distributions were previously scheduled to commence. No more than one such election change shall be permissible with respect to

4 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) each Account. 7. Distributions of Deferred RSU Awards and General Information. 7.1 Distribution Events. Participants may elect to establish up to five (5) sub-accounts that shall be comprised of a single Separation from Service Account and up to four (4) Scheduled Distribution Accounts for which the participant will select the year of distribution in accordance with this Section 7. Except as permitted under Section 6.3, a Participant must make their distribution elections by the last day of the applicable election period described in Section 6.2. 7.2 Separation from Service Account. (a) Timing. The Deferred RSUs along with Dividend Equivalents earned on such award credited to a Participant’s Separation from Service Account shall be distributed to the Participant in, or beginning in, April of the first year beginning after the occurrence of the Participant’s Separation from Service. (b) Method of Payment. Distributions from a Participant’s Separation from Service Account shall be delivered in a lump sum deposit or in annual installments over a period of up to 10 years, as the Participant specified in his or her Election Form. If a Participant elects to receive installments, Dividend Equivalents for undistributed Deferred RSUs will be credited to such Participant’s Account in accordance with Section 5 until the full amount of the Participant’s Account has been distributed. Each installment shall include shares of Common Stock equal to the number of RSUs determined by dividing the Participant’s total Account balance as of such payment date by the number of payments remaining in the installment period; provided, however, that the Company may pay cash in an amount equal to the Unit Value of any remaining fractional unit, in its discretion. (c) Form of Payment. All distributions shall be made in the form of shares of Common Stock, provided, however, that the Company may pay cash in an amount equal to the Unit Value of any remaining fractional unit, in its discretion. 7.3 Scheduled Distribution Accounts. (a) Timing. The Deferred RSUs credited to a Participant’s Scheduled Distribution Account(s) shall be distributed to the Participant in April of the year designated by the Participant in the Election Form; provided, however, that the designated year may not be earlier than April of the year following the second anniversary of the date the Election Form that establishes the Scheduled Distribution Account is submitted. (b) Method of Payment. Distributions from a Participant’s Scheduled Distribution Accounts shall be made in a lump sum deposit. (c) Form of Payment. All distributions shall be delivered in the form of shares of Common Stock and cash in an amount equal to the Unit Value of any remaining fractional unit. (d) Separation from Service. If a participant has a Separation from Service before all Deferred RSUs credited to Scheduled Distribution Accounts have been distributed, all such Deferred RSUs credited to any Scheduled Distribution Account shall be distributed in accordance with the elections made for their Separation from Service Account. 7.4 Death. If a Participant dies before all RSUs credited to his or her Account have been distributed in accordance with Section 7, whether death occurs before or after a Separation from Service, the Company shall distribute all RSUs credited to the Participant’s Account as of the date of his or her death and distribute to the Participant’s Beneficiary as soon as administratively practicable, in a single deposit, shares of Common Stock equal

5 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) to the number of RSUs credited to the Participant’s Account as of the date of his or her death; provided, however, that the Company may pay cash in an amount equal to the Unit Value of any remaining fractional unit, in its discretion 7.5 De Minimis Distributions. An installment election will be given effect only if, as of the date on which any lump sum distribution would be valued, the Fair Market Value of the participant’s Separation from Service Account is at least fifty thousand dollars ($50,000). Any participant whose Separation from Service Account is valued at less than fifty thousand dollars ($50,000) as of the date on which any lump sum payment would be valued shall be defaulted to a lump sum distribution. 7.6 Common Stock for Redemption of Units. Distributed shares shall be made from the pool of shares available for awards as set forth in the Plan. 8. Miscellaneous. 8.1 No Rights as Shareholder. No Participant shall have any rights as a shareholder of the Company, including the right to any cash dividends, or the right to vote, as a result of the grant to the Participant, or the Participant’s holding of, any Units. 8.2 No Rights to Continued Service. Nothing in this Program, and no action taken pursuant hereto, shall affect the Participant’s term of service as a Director. 8.3 Amendment of Program. The terms of this Program may be amended, suspended, or terminated at any time by the Committee or the Board (or their respective delegates), provided that, the Secretary of the Company may amend the Program to comply with applicable law, to make administrative changes or to carry out directives of the Board or the Committee. 8.4 Unsecured Accounts. With respect to Deferred RSUs, the Company shall keep records to reflect the number of RSUs credited to each Participant hereunder; provided, however, that (i) this Program shall be unfunded, (ii) the Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure redemption of RSUs granted under this Program, and (iii) no Participant or any other person shall under any circumstances acquire any property interest in any specific assets of the Company. Fractional RSUs shall accumulate in the Participant’s Account and shall be added together to create whole Units. Nothing contained in this Program and no action taken pursuant hereto shall create or be construed to create a fiduciary relationship between the Company and any Participant or any other person. To the extent that any person acquires a right to receive payment from the Company hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company. 8.5 Withholding. To the extent required by applicable law, the Company or any affiliate shall be authorized to withhold from any award, deferral, or distribution under this Plan the amount of taxes required to be withheld and to take such other action as may be necessary or appropriate in the discretion of the Company or any affiliate to satisfy withholding obligations. 8.6 Compliance with Section 409A of the Code. This Program is intended to comply with the provisions of Section 409A of the Code and shall be interpreted and construed accordingly. The Company shall have the discretion and authority to amend the Program at any time to satisfy any requirements of Section 409A of the Code or guidance provided by the U.S. Treasury Department to the extent applicable to the Program. 8.7 Binding Effect. This Program shall be binding upon and inure to the benefit of the Company, its successors and assigns and the Participant and his or her heirs, executors, administrators and legal representatives. 8.8 Governing Law. This Program and each Award granted hereunder shall be construed in accordance with, and governed by, the law of the Commonwealth of Pennsylvania to the extent not preempted by applicable federal law.

6 Non-Employee Directors’ RSU Program (Eff. 1.1.2026) 8.9 Interpretation. In the event of any conflicting terms between this Program and the Plan, the terms of the Plan shall control. 8.10 Non-assignability. The right of a Participant to receive any unpaid portion of their RSUs shall not be assigned, transferred, pledged or encumbered or subject in any manner to alienation or anticipation. * * *